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                                                                   EXHIBIT 10.21

                    CONVERTIBLE LOAN AND WARRANT AGREEMENT
                    --------------------------------------

          THIS CONVERTIBLE LOAN AND WARRANT AGREEMENT (this "Agreement") is
                                                             ---------
entered into as of __________, 1999 (the "Effective Date") by and between
                                          --------------
SkyLynx Communications, Inc., a Colorado corporation (the "Company"), and
                                                           -------
_____________, an individual ("______").

          WHEREAS, ______ is willing, pursuant to the terms and conditions of this Agreement, to loan the Company _________________________ ($_____) (the

"Loan Amount") which loan (the "Loan") shall be convertible into securities of
 -----------                    ----
the Company on the terms and subject to the conditions set forth herein; and

          WHEREAS, the Company wishes to obtain such Loan and to issue ______ a warrant to purchase capital stock of the Company on the terms and conditions of the warrant in the form referenced herein.

          NOW, THEREFORE, the parties hereby agree as follows:

          1.   DEFINITIONS.  As used in this Agreement, the following terms
               -----------
shall have the following respective meanings:

               "Common Stock" shall mean the Company's common stock, $.001 par
                ------------
value per share, and any other securities at any time receivable or issuable in respect of the Common Stock.

               "Other Transaction Documents" shall mean the Note and the Warrant
                ---------------------------
(each as defined herein).

               "Preferred Stock" shall mean a series of the Company's preferred
                ---------------
stock issued in a Qualified Financing.

               "Qualified Financing" shall mean an investment in the next
                -------------------
series of Preferred Stock of the Company occurring after the Effective Date led by Tudor Investments, in which the Company would receive aggregate proceeds of at least $10,000,000, including proceeds to be received upon conversion of the Loan and any other convertible loans made to the Company prior to such Qualified Financing.

               "Warrant" shall mean the Warrant from the Company to ______ of
                -------
even date herewith.

          2.   LOAN.  ______ hereby agrees to loan the Company the Loan Amount
               ----
on the terms and subject to the conditions set forth in this Agreement and the Note. The Loan is evidenced by a Convertible Promissory Note in the form attached hereto as Exhibit A (the "Note").
                   ---------       ----

          3.   LOAN TERM; INTEREST; REPAYMENT.  The term of the Loan will begin
               ------------------------------
on the Effective Date and end February 14, 2000 (the "Repayment Date").  No
                                                      --------------
interest shall be due on the Loan unless the Company is in default, as defined in Section 9 of this Agreement. In the event that the Company is in default, interest on the unpaid principal balance (such unpaid principal balance is referred to as the "Outstanding Balance") will accrue retroactively from the
                    -------------------
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Effective Date at the prime rate of Bank of America on the Effective Date, as published in the Wall Street Journal, plus 2% per annum, calculated on the basis of a 360-day year and actual days elapsed; provided, however, that no such accrued interest shall be due and payable prior to the Repayment Date. To the extent not converted pursuant to Section 5, the Company will repay the Outstanding Balance plus all interest accrued thereon on the Repayment Date.

          4.   UNSECURED LOAN.  The Loan shall not be secured by any assets of
               --------------
the Company; provided, however, that upon a default of the Company under this Agreement or the Note, ______ shall be entitled to the remedies specified in
Section 9.

          5.   CONVERSION.  Upon the closing by the Company of a Qualified
               ----------
Financing, ______ shall be required to convert the Outstanding Balance plus all accrued interest thereon through the date being converted on a dollar-for-dollar basis into the Preferred Stock being issued and sold to the investors in the Qualified Financing ("Conversion Securities") at a conversion price equal to the
                      ---------------------
purchase price per share of the Conversion Securities paid by the investors in the Qualified Financing. In connection with such conversion, ______ shall be entitled to the same contractual rights granted to other investors, and shall be subject to the same contractual obligations required from the other investors, in the Qualified Financing.

          6.   WARRANT.  On the date hereof, the Company has issued to ______ a
               -------
stock purchase warrant in the form attached hereto as Exhibit B (the "Warrant").
                                                      ---------       -------

          7.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company
               ---------------------------------------------
hereby represents and warrants to ______ that the statements in the following paragraphs of this Section 7 are all true and correct:

               7.1.  Organization, Good Standing and Qualification. The Company
                     ---------------------------------------------
is a corporation duly organized, validly existing and in good standing under, and by virtue of, the laws of the State of Colorado and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted.

               7.2.  Due Authorization.  All corporate action on the part of the
                     -----------------
Company, its officers, directors and stockholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of the Company under this Agreement, (b) the authorization, execution and delivery of the Other Transaction Documents, and (c) the authorization, issuance, reservation for issuance and delivery of all of the shares of Common Stock issuable upon exercise of the Warrant has been taken. This Agreement and the Other Transaction Documents have been duly and validly executed and delivered by the Company and each constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

               7.3.  Consents and Approvals.  All consents, approvals,
                     ----------------------
authorizations, registrations, qualifications and filings required in connection with the execution, delivery and performance of this Agreement and the Other Transaction Documents by the Company have been obtained or made, except for filings under state securities laws permitted to be made after the Effective Date.

          8.   REPRESENTATIONS AND WARRANTIES OF ______. ______ represents and
               ----------------------------------------
warrants to the Company as follows:

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               8.1.  Investigation; Economic Risk.  ______ acknowledges that
                     ----------------------------
he has had an opportunity to discuss the business, affairs and current prospects of the Company with the Company's officers. ______ further acknowledges having had access to information about the Company that he has requested. ______ acknowledges that he is able to fend for himself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement.

               8.2.  Purchase for Own Account.  The Warrant, the Note and the
                     ------------------------
securities issuable upon exercise or conversion thereof will be acquired for ______'s own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof.

               8.3.  Exempt from Registration; Restricted Securities.  ______
                     -----------------------------------------------
understands that the sale of the Note and the Warrant will not be registered under the Securities Act of 1933, as amended (the "Act"), on the ground that the sale provided for in this Agreement is exempt from registration under the Act, and that the reliance of the Company on such exemption is predicated in part on ______'s representations set forth in this Agreement. ______ understands that the Warrant, the Note and the securities issuable upon exercise or conversion thereof are restricted securities within the meaning of Rule 144 under the Act, and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available. ______ is an "accredited investor" within the meaning of the Act.

          9.   DEFAULT.  For purposes of this Agreement, the term "default"
               -------                                             -------
shall include any of the following:

               (a) The failure by the Company to pay any amounts under the Note when due;

               (b) A material breach by the Company of any term or provision of this Agreement, the Note or the Warrant; or

               (c) The filing of a petition in bankruptcy or under any similar insolvency law by the Company, the making of an assignment for the benefit of creditors, or if any voluntary petition in bankruptcy or under any similar insolvency law is filed against the Company and such petition is not dismissed within sixty (60) days after the filing thereof.

          Upon the occurrence of a default under Section 9(b), the Company shall have thirty (30) days to cure such default after receipt of written notice of default from ______ specifying the nature of the Company's default. If the default is pursuant to Section 9(a) or 9(c), or if the Company is unable to cure its default under Section 9(b) within such thirty (30) day period, ______ may, at his option, accelerate repayment of the Loan in which case the Outstanding Balance and all interest accrued thereon shall be due and payable immediately. Upon any default of the Company hereunder, ______ may pursue any legal or equitable remedies that he has available to him.

          10.  MISCELLANEOUS.
               -------------

               10.1. Governing Law.  This Agreement shall be governed in all
                     -------------
respects by and construed in accordance with the laws of the State of New York without regard to provisions regarding choice of laws.

               10.2. Survival.  The representations, warranties, covenants and
                     --------
agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

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               10.3. Successors and Assigns.  Except as otherwise expressly
                     ----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments. This Agreement and the rights and obligations therein may not be assigned by ______ without the written consent of the Company, which consent will not be unreasonably withheld. This Agreement and the rights and obligations therein may not be assigned by the Company without the written consent of ______; provided, however, that a merger for the sole purpose of effecting a change in domicile of the Company from one state to another shall not be deemed an assignment requiring the written consent of ______.

               10.4. Entire Agreement.  This Agreement, the Other Transaction
                     ----------------
Documents and the Exhibits hereto and thereto (all of which are hereby expressly incorporated herein by this reference) constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof; provided, however, that nothing in this Agreement shall be deemed to terminate
--------  -------
or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date hereof, if any, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

               10.5. Notices.  Except as may be otherwise provided herein, all
                     -------
notices and other communications required or permitted hereunder shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received if sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

               To: ___________________      To the Company:

               _______________________      SkyLynx Communications, Inc.
               _______________________      600 South Cherry Street
               _______________________      Suite 400
               _______________________      Denver, CO 80246

                                            Attn.: Jeffery A. Mathias
               Fax Number: (___) _____      Fax Number: (303) 316-0404

               Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by him by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 10.5 by giving the other party written notice of the new address in the manner set forth above.

               10.6. Amendments.  Any term of this Agreement may be amended only
                     ----------
with the written consent of Company and ______.

               10.7. Delays or Omissions.  No delay or omission to exercise any
                     -------------------
right, power or remedy accruing to a party, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default or any subsequent breach or default. Any waiver, permit, consent or approval of any kind or character related to this Agreement on the part of

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either party must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to either party shall be cumulative and not alternative.

          10.8.  Legal Fees.  In the event of any action at law, suit in equity
                 ----------
or arbitration proceeding in relation to this Agreement or securities of the Company issued or to be issued, the prevailing party, shall be paid by the other party a reasonable sum for attorney's fees and expenses for such prevailing party.

          10.9.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          10.10. Severability.  Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

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          IN WITNESS WHEREOF, the parties have executed this Loan and Warrant
Agreement to be effective as of the date first above written.



____________________________________    SKYLYNX COMMUNICATIONS, INC.



____________________________________    By: ____________________________________
____________________________________        Name:
                                            Title:

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                                   EXHIBIT A
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                                   EXHIBIT B